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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                          ------------------------------

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  July 30, 2001 (July 27, 2001)

                         ------------------------------

                             JDN Realty Corporation
             (Exact Name of Registrant as Specified in Its Charter)



  Maryland                            1-12844             58-1468053
  (State or Other                 (Commission File        (I.R.S. Employer
  Jurisdiction of                      Number)            Identification
  Incorporation)                                          Number)



          359 East Paces Ferry Road
          Suite 400
          Atlanta, Georgia                                        30305
         (Address of Principal Executive Offices)               (Zip Code)

                                 (404) 262-3252
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.   Other Events.

          JDN Realty Corporation (the "Company") is filing this Current Report on Form 8-K in order to file with the Securities and Exchange Commission a Letter Agreement, dated as of July 6, 2001, between the Company and Clarion CRA Securities, L.P. as lead plaintiff.

          The Company is also filing herewith a Memorandum of Understanding, dated as of July 26, 2001, between the Company and the counsel for the plaintiffs for the derivative action.

          Copies of the Letter Agreement, the Memorandum of Understanding and the related press release issued on July 27, 2001 are included as exhibits to this filing.

          Consummation of the settlement agreed to in the Memorandum of Understanding will satisfy the Company's obligation to pay up to $2.5 million to the class under paragraph 6 of the Letter Agreement.


Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits.



 Exhibit No.             Description
 -----------             -----------

     99.1 Press Release: JDN REALTY CORPORATION REACHES AGREEMENT TO SETTLE SECURITIES CLASS ACTION AND DERIVATIVE SUITS

     99.2 Letter Agreement dated as of July 6, 2001 between JDN Realty Corporation and Clarion-CRA Securities, L.P. as lead plaintiff

     99.3 Memorandum of Understanding, dated as of July 26, 2001 between JDN Realty Corporation and the counsel for the plaintiffs for the derivative action
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                                   SIGNATURES
                                   ----------


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              JDN REALTY CORPORATION



                              By:   /s/ Craig Macnab
                                 ----------------------------------------
                                    Craig Macnab
                                    President and Chief Executive Officer

Date:  July 30, 2001
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                               INDEX TO EXHIBITS


 Exhibit No.             Description
 -----------             -----------

     99.1 Press Release: JDN REALTY CORPORATION REACHES AGREEMENT TO SETTLE SECURITIES CLASS ACTION AND DERIVATIVE SUITS

     99.2 Letter Agreement dated as of July 6, 2001 between JDN Realty Corporation and Clarion-CRA Securities, L.P. as lead plaintiff

     99.3 Memorandum of Understanding, dated as of July 26, 2001 between JDN Realty Corporation and the counsel for the plaintiffs for the derivative action